Confidential – Do Not Distribute1 Evolent Health, Inc. Supplemental Investor Presentation November 9, 2022 Exhibit 99.1

2 Safe Harbor Statement Certain statements made in this presentation and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to our guidance and business outlook and future performance, leverage or financial results, including of IPG, and our strategy. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others: risks and uncertainties related to the possibility that the closing of the IPG transaction may be delayed or may not occur, and the risk that litigation or other matters could affect the closing, the significant portion of revenue we derive from our largest partners, and the potential loss, non-renewal, termination or renegotiation of our relationship or contract with any significant partner, or multiple partners in the aggregate; evolution in the market for value-based care; uncertainty in the health care regulatory framework, including the potential impact of policy changes; our ability to offer new and innovative products and services; risks related to completed and future acquisitions, investments, alliances and joint ventures, divert management resources, or result in unanticipated costs or dilute our stockholders; the financial benefits we expect to receive as a result of the sale of certain assets of Passport may not be realized; the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including governmental funding reductions and other policy changes, enrollment numbers for our partners’ plans, premium pricing reductions, selection bias in at-risk membership and the ability to control and, if necessary, reduce health care costs; risks relating to our ability to maintain profitability for our total cost of care and New Century Health’s performance-based contracts and products, including capitation and risk-bearing contracts; our ability to effectively manage our growth and maintain an efficient cost structure, and to successfully implement cost cutting measures; changes in general economic conditions nationally and regionally in our markets, including inflation and economic and business conditions and the impact thereof on the economy resulting from the COVID-19 pandemic and other public health emergencies our ability to recover the significant upfront costs in our partner relationships; our ability to attract new partners and successfully capture new growth opportunities; the increasing number of risk-sharing arrangements we enter into with our partners; our ability to estimate the size of our target markets; our ability to maintain and enhance our reputation and brand recognition; consolidation in the health care industry; competition which could limit our ability to maintain or expand market share within our industry; risks related to governmental payer audits and actions, including whistleblower claims; our ability to partner with providers due to exclusivity provisions in our contracts; risks related to our offshore operations; our ability to contain health care costs, implement increases in premium rates on a timely basis, maintain adequate reserves for policy benefits or maintain cost effective provider agreements; our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel; the impact of additional goodwill and intangible asset impairments on our results of operations; our indebtedness, our ability to service our indebtedness, and our ability to obtain additional financing; our ability to achieve profitability in the future; the impact of litigation, including the ongoing class action lawsuit; material weaknesses in the future may impact our ability to conclude that our internal control over financial reporting is not effective and we may be unable to produce timely and accurate financial statements; restrictions and penalties as a result of privacy and data protection laws; data loss or corruption due to failures or errors in our systems and service disruptions at our data centers; restrictions and penalties as a result of privacy and data protection laws; adequate protection of our intellectual property, including trademarks; any alleged infringement, misappropriation or violation of third-party proprietary rights; our use of “open source” software; our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information; our reliance on third parties and licensed technologies; our ability to use, disclose, de-identify or license data and to integrate third-party technologies; our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our partners; our reliance on third-party vendors to host and maintain our technology platform; our obligations to make payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future; our ability to utilize benefits under the tax receivables agreement described herein; our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize; the terms of agreements between us and certain of our pre-IPO investors; the conditional conversion features of the 2024 and 2025 convertible notes, which, if triggered, could require us to settle the 2024 or 2025 convertible notes in cash; the potential volatility of our Class A common stock price; the potential decline of our Class A common stock price if a substantial number of shares are sold or become available for sale; provisions in our second amended and restated certificate of incorporation and third amended and restated by- laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us; the ability of certain of our investors to compete with us without restrictions; provisions in our second amended and restated certificate of incorporation which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees; and our intention not to pay cash dividends on our Class A common stock. The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K") and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, and it may not be relied upon in connection with the purchase of securities. The contents of this presentation do not constitute legal, tax or business advice. Anyone reading this presentation should seek advice based on their particular circumstances from independent legal, tax and business advisors.

Q3 2022 Key Highlights

GROWTH

- Strong consolidated revenue: $353M, +58.5% y/y
- Three new Clinical Segment operating partnerships, and several cross and upsells across the portfolio, including Vital Decisions
- Macro environment a tailwind for pipeline development and conversion

PROFITABILITY

- Adjusted EBITDA $28.1M[1], growth of over 100% y/y, strength from performance-based earnings
- Clinical Solutions Adjusted EBITDA of $16.3M
  - Quarter result was impacted by ECP shared savings for PY 2021 coming at low end of expectations. This result was driven by pandemic-related benchmark fluctuations between PY2020 and PY2021 in the CMS attribution model. Based on CMS analysis, 2021 would have been $6M higher, and 2020 $4M lower, for a total y/y impact of $10M
  - YTD prior year development in Clinical Solutions was $2.4M (less than 0.4% of Clinical Solutions revenue). The YTD amount comprised $0.0M, ($1.4M) and +$3.8M in quarters Q1, Q2, and Q3, respectively, with the Q3 development driven by seasonally-typical final reconciliations
- Corporate costs flat, disciplined expense control

CAPITAL

- $156.8M in cash and cash equivalents, (including $30.7M in cash held for Passport)
- Net debt to 9/30/2022 LTM Adjusted EBITDA of 3.0x[3] (includes two months of IPG Adjusted EBITDA)

GUIDANCE

- 2022 total revenue range of $1.33B - $1.35B
- 2022 Adjusted EBITDA range of $98-103M[1]
  - Q4 outlook approximately $3M lower than it would have otherwise been due to reduction of one-time Bright implementation revenue from IFP exit

1. Non-GAAP measure, see "Non-GAAP Financial Measures" for definition and Appendix A for reconciliation to GAAP. Q3 2022 and Q3 2021 GAAP net income (loss) attributable to common shareholders was $2.1M and $(13.0)M, respectively. Nine months 2022 GAAP net income (loss) attributable to common shareholders was $21.0M.
2. Non-GAAP measure, see "Non-GAAP Financial Measures" for definition and Appendix B for reconciliation to GAAP.

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Recent History: Significant Clinical Segment Growth Momentum


Clinical Segment Revenue
($ in millions)
44% Reported CAGR
>41% Organic Top Line CAGR
$130.2
$147.2
$159.6
$161.1
$190.2
$227.6
$245.3
Q1 2021
Q2
Q3
Q4
Q1 2022
Q2
Q3

Strong Sales Execution Across 2022

- New Regional and State Partners
  - Blue Cross Blue Shield NC, AvMed, six state-specific Molina Health Plans
  - Two physician groups added to ECP network
- Specialty Expansions
  - Addition of oncology to three existing cardiology partners
  - Addition of Vital Decisions to existing national oncology partner

Diverse Clinical Segment Revenue Base

- Serving all lines of business across the country
  - Clinical Revenue Mix YTD of: Medicare 32%, Medicaid 46%, Commercial 22%
- Acquisitions of IPG and Vital Decisions Contribute to Rapid Expansion in Technology & Services-based Clinical Revenue

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5 Why Evolent Health? Investment Considerations Execution Drives Shareholder Value Efficient Capital Allocation Strong and Expanding Margins Compelling Long-Term Organic Growth Commitment to Shareholder Value

Confidential – Do Not Distribute6 Appendix

How We Calculate Segment Drivers: PMPM, Lives and Cases

Clinical Solutions Lives on Platform in our Performance suite are calculated by summing members covered for oncology specialty care services and members covered for cardiology specialty care services for contracts not under ASO arrangements. New Century Health Technology and Services suite Lives on Platform are calculated by summing members covered for oncology specialty care services and members covered for cardiology specialty care services for contracts under ASO arrangements.

Clinical Solutions Performance Suite Average PMPM fee is defined as platform and operations services revenue pertaining to our Clinical Solutions segment Performance Suite in the quarter divided by the average of the beginning and ending Clinical Solutions segment Performance suite membership during quarter divided by the number of months in the period. New Century Health Technology and Services suite Average PMPM fee is defined as platform and operations revenue pertaining to the New Century Health Technology and Services suite in the quarter divided by the average of the beginning and ending New Century Health Technology and Services suite membership during quarter divided by the number of months in the period.

Clinical Solutions Cases are calculated by summing the number of individuals receiving services through our IPG and Vital Decisions programs in a given period. Clinical Solutions Revenue per Case is calculated by the revenue pertaining to IPG and Vital Decisions divided by the number of Cases for a given period.

Evolent Health Services Lives on Platform are calculated by summing members on our value-based care and comprehensive health plan administrative platform. Evolent Health Services Average PMPM Fee is defined as platform and operations revenue pertaining to the Evolent Health Services segment in the quarter divided by the average of the beginning and ending Evolent Health Services segment membership during quarter divided by the number of months in the period.

Example PMPM Calculation

As of:	Millions of Lives	Average Lives for Calculation	Performance Suite Revenue	Average PMPM
3/31/2022	1.5			
6/30/2022	2.5	2.0	$68.3	$34.16
9/30/2022	2.5	2.5	$67.6	$27.02

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Appendix A – Evolent Health, Inc. Adjusted EBITDA Reconciliation

($ in millions)	Consolidated				Clinical Solutions		Evolent Health Services		Corporate		Guidance
	Q3 2022	Q3 2021	LTM Q3 2022	LTM Q3 2021	Q3 2022	Q3 2021	Q3 2022	Q3 2021	Q3 2022	Q3 2021	2022
Net income (loss) attributable to common shareholders of Evolent Health, Inc.	$2.1	$(13.0)	$(13.5)	$(46.6)	$6.7	$18.9	$5.1	$(14.2)	$(9.7)	$(17.7)	$(13.3)
Net income (loss) margin	0.6%	(5.9)%	(1.1)%	(5.1)%	2.7%	11.8%	4.8%	(22.5)%			(1.0)%
Less:											
Interest income	0.4	0.1	0.9	0.3	—	—	—	—	0.4	0.1	1.0
Interest expense	(4.8)	(6.4)	(15.6)	(27.3)	—	—	—	—	(4.8)	(6.4)	(15.1)
Provision for income taxes	45.5	(0.2)	45.0	(1.7)	—	—	—	—	45.5	(0.2)	44.5
Depreciation and amortization expenses	(17.2)	(14.9)	(62.5)	(59.7)	(6.0)	(4.3)	(11.2)	(10.6)	—	—	(64.6)
Gain on transfer of membership	—	—	23.0	23.0	—	—	—	—	—	—	—
Loss on repayment/extinguishment of debt, net	—	—	(12.4)	(19.2)	—	—	—	—	—	—	(10.2)
Gain from equity method investees	1.4	0.1	4.4	11.8	—	—	—	—	1.4	0.1	3.9
Gain on disposal of assets	—	—	—	5.7	—	—	—	—	—	—	—
Change in fair value of contingent consideration	12.7	0.2	(8.3)	(3.5)	—	—	—	—	12.7	0.2	5.8
Change in tax receivable agreement liability	(42.9)	—	(42.9)	—	—	—	—	—	(42.9)	—	(42.9)
Net loss attributable to non-controlling interests	—	—	—	(0.8)	—	—	—	—	—	—	—
Other income (expense), net	(0.3)	—	0.1	(0.4)	—	—	—	—	(0.3)	—	0.1
Repositioning costs	—	—	(1.3)	(7.3)	—	—	—	—	—	—	—
Stock-based compensation expense	(7.0)	(4.4)	(24.3)	(16.0)	(2.6)	(0.7)	(1.3)	(0.2)	(3.1)	(3.5)	(26.4)
Severance costs	(1.0)	—	(1.2)	(1.1)	—	—	(0.9)	—	(0.1)	—	(1.0)
Amortization of contract cost assets	—	(0.1)	(0.1)	(0.6)	—	—	—	(0.1)	—	—	(0.1)
Strategy and shareholder advisory expenses	—	—	—	(6.5)	—	—	—	—	—	—	—
Acquisition-related costs	(2.6)	(1.2)	(7.4)	(3.9)	(0.9)	—	—	—	(1.7)	(1.2)	(8.4)
Gain from discontinued operations	—	—	(9.2)	(1.8)	—	—	—	—	—	—	(0.5)
Adjusted EBITDA	$17.9	$13.8	$98.3	$62.4	16.3	$23.9	$18.5	$(3.4)	$(16.9)	$(6.8)	$100.5
Adjusted EBITDA Margin	8.0%	6.2%	8.1%	6.9%	6.6%	15.0%	17.2%	(5.3)%			7.4%

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9 Appendix B – Net Debt to LTM Adjusted EBITDA 1. Principal amounts of short-term and long-term debt and comprised of $- and $26.7M of 2021 Notes, $24.3M and $117.1M of 2024 Notes, $172.5M and $172.5M of 2025 Notes and $225.0M and $- of 2022 Credit Facilities as of September 30, 2022 and 2021, respectively. 2. Non-GAAP measure, see “Non-GAAP Financial Measures” for definition and Appendix A for reconciliation to GAAP. ($ in millions) 9/30/20221 9/30/20211 Short-term debt, net of discount $0.0 $26.7 Long-term debt, net of discount 412.4 211.3 Total debt, net of discount 412.4 238.0 Net discount and deferred financing costs 9.4 78.3 Principal amounts of short-term and long-term debt 421.8 316.3 Less: Cash, cash equivalents and investments 156.8 252.6 Cash, cash equivalents and investments related to wind-down of Passport 30.7 61.7 Cash, cash equivalents and investments excluding amounts related to wind-down of Passport 126.1 190.9 Net debt 295.7 125.4 Divided by: LTM Adjusted EBITDA 2 98.3 62.4 Net debt to LTM Adjusted EBITDA 3.0x 2.0x